UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6449

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

130 East Capitol Drive

P.O. Box 48

Hartland, WI 53029

(Address of principal executive offices)(Zip code)

CSC-Lawyers Incorporating Service

100 Light Street, 6th Floor

Baltimore, Maryland 21202

(Name and address of agent for service)

With Copy To:

Robert J. Philipp, Esq.

Kranitz & Philipp

2230 East Bradford Avenue

Milwaukee, Wisconsin 53211

Registrant's telephone number, including area code: (262) 369-9180

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

The Frontier MicroCap Fund

September 30, 2006

October 24, 2006

Dear Fellow Shareholder:

During the period ended September 30, 2006, the US economy expanded in the face of a variety of difficulties.  These obstacles included a slowing in the housing sector, ongoing political turmoil in the Middle East, and energy shortages.  However growth has been resilient in the face of both actual and anticipated problems.  The accumulative effect of interest-rate increases by the U.S. Federal Reserve Board (Fed) over the past two years has proven to be a bigger factor in slowing the economy.  The economic growth may have slowed somewhat as a result of the higher interest rates, but we consider this a typical development of the middle of an economic cycle, and one that can help provide the basis for a longer and more durable business expansion and a continued healthy investment environment.  Investors patiently waited for the Fed to pause in its program of rate increase.   And since the Fed paused its tightening cycle, the market atmosphere has gradually become more optimistic.  Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide make them an intelligent choice for today’s investors.

We want you to know that the management of the Frontier MicroCap Fund (Fund), under the leadership of Joel Blumenschein, continues to focus on investment performance and remains committed to putting the interests of shareholders first.  They have been working to take advantage of the opportunities presented by this environment.

The following is a discussion by management of the Fund’s performance, strategies, and its outlook for the months ahead.

Market overview – Looking back over the Fund’s fiscal year, U.S. economic growth was quite steady, staying close to 2.5%, and providing a generally favorable environment for business activity.  The performance of the stock market was also generally stable, though there were downturns at times when the market appeared apprehensive regarding increases in both energy prices and short-term interest rates.  Investors continue to have concerns about the situation in Iran and nuclear ambitions in foreign countries.  Fortunately, profit levels have remained impressive, despite some cases of earnings disappointments, as companies have managed costs well and have achieved greater productivity.

While oil prices and interest rates did not stop the market from advancing, these forces did shape sector leadership.  The energy sector was far and away the top performer, as high oil prices translated into stronger earnings for many companies.  Utilities stocks also had unusually strong results.  A more stable regulatory environment and improving company fundamentals, in combination with earnings stability and dividend yields, proved attractive to investors uncertain about the economy.  Health care performed well overall.  However, companies offering product innovation and client cost benefits gained over those affected by regulatory issues and patent expirations.  Among the weaker sectors were financials, which were hurt by both changing interest rates and regulatory matters.  The technology sectors also lagged the market.  Despite the fact that many technology stocks reported strong earnings and better cash flows, the market was concerned about the sustainability of growth due to price competition and product cycles.

Strategy overview - The Fund’s analysts research companies by studying their financial statements and talking with top executives.  Our investment model evaluates the strength, sustainability, and direction of a company’s growth, allowing us to efficiently compare stocks across the spectrum.  One key factor we consider is the growth that we expect a company to generate given a variety of positive and negative scenarios.   We emphasized companies with superior growth potential that we believed to be misunderstood by the market.  We have also trimmed the number of our positions for better management.   Management is seeking to increase our holdings in the energy and alternative energy sectors, and lowering our exposure to those companies that have unproven technology or do not execute on their stated business plans.    Services, pharmacy benefit companies, hospitals, and technology remain attractive, in our view. There are always new companies that bring interesting and cost saving products to market, We will continue to try to exploit the inefficiencies in these situations.

Fund holdings – Several holdings in the consumer non-durable sector had a positive influence on results.   The software industry has continued to show improvement and many of our positions have been doing well.  With the aging of America’s population, the drug and health sector continue to be one of our focuses.  While this industry is overwhelmed with numerous risks the demand for new drugs and a better way of life for the older citizens, the continued growth and demand is cast in stone.  The challenge will continue to be finding the companies that will best capture this market.

In the past, the Fund has looked to find the best new companies that should return the highest growth rate for our shareholders.  We continue to follow this strategy but also are beginning to focus on situations that not only have fantastic prospects for high growth, but also provide the Fund with income.

One of the trials we have had in past years is the inability of some of our company holdings to comply with new regulations in the securities market.  A couple of the companies have discontinued filing financial statements or providing the market with information as they comply with the rule of Fair Disclosure. A few select companies that do not formally report their financial information do provide this information to the general public.  The Fund will decrease our holdings in companies that are unable to provide the financial information needed to make sound decisions.  We feel there are numerous companies in this group that would be advantageous for the Fund, but unless we can obtain information from other reliable sources the Fund cannot, in good faith, hold these positions.  We will review companies on a case-by-case basis, and make decisions to hold or dispose of a position based on the financial information we able to obtain regarding the company.

Outlook for the Fund – Growth stocks have appreciated significantly over the past few months and we are optimistic that this may be the beginning of a sustained period of growth. Technology stocks have started to increase their leadership over the past few months and we look for that to continue.  However, we do not anticipate a steady ascent. When reviewing monetary policy, the U.S. Federal Reserve Board has paused in raising interest rates, and we believe the market has already factored in a rate decrease.  Historically interest rate increases have caused volatility for financial markets, since we are coming to an end of the cycle of interest rate increases, the market should be less volatile.  Many sectors that the Fund has positions in will benefit from this rate relief.

The Fund total return for the year ending September 30, 2006, was a negative 19.05%, compared to the Russell 2000 at a positive 8.65% and Standard and Poor’s 500 at a positive 8.71 % over the same time period.   The expenses of the Fund had a considerable influence on the total return. This impact is directly due to the overall size of the funds asset base. Had the asset base been higher in 2006 the Fund could have had a positive total return.  Management is working diligently to increase its asset base size, which should bring economies of scale into play and help the total return in the future.

The portfolio remains well diversified across a wide range of sectors, with the largest weightings in the technology sector.  Our analyst believes the micro-cap arena will continue to have multiple inefficiencies and will provide many opportunities across all sectors with special emphasis on energy and technology.

Thank you for your ongoing support and please feel free to contact us with any questions or comments.

Sincerely,

/s/Amy Siesennop

Amy Siesennop

President

The views expressed in this report are not meant as investment advice.  The fund invests some or all of its assets in small and/or microcap companies.  Such investments increase the risk of greater price fluctuation.

The Frontier MicroCap Fund

Performance Illustration

Comparison of change in value of a $10,000 investment in

The Frontier MicroCap Fund

and Standard & Poor’s 500 Index and Russell 2000 Index

	Total Return One Year	Average Annualized Total Return Five Years	Average Annualized Total Return Ten Years	Average Annualized Total Return Since Inception	Value of a $10,000 Investment
The Frontier Micro Cap Fund	-19.05%	-29.07%	-33.06%	-23.56%	$180
S&P 500	8.71%	1.26%	5.65%	8.68%	$34,691
Russell 2000	8.65%	11.49%	7.91%	9.74%	$40,119

48,000
43,000
38,000
33,000
28,000
23,000
18,000
13,000
8,000
3,000
(2,000)
10/24/91
9/30/92
9/30/93
9/30/94
9/30/95
9/30/96
9/30/97
9/30/98
9/30/99
9/30/00
9/30/01
9/30/02
9/30/03
9/30/04
9/30/05
9/30/06
Frontier MicroCap Fund
S&P 500 Index
Russell 2000
$40,119
$34,691
$180

*Period beginning October 24, 1991 (The Frontier MicroCap Fund’s commencement of operations)

Unlike our Fund, the Standard & Poor’s 500 and Russell 2000® indices do not reflect fees and expenses and are unmanaged indicators of financial performance and, as such, they are not sold as investments. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost.

The Frontier MicroCap Fund

INDUSTRY SECTOR CHART (UNAUDITED)

SEPTEMBER 30, 2006

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The Frontier MicroCap Fund

Schedule of Investments
September 30, 2006
Quantity	Security Description	Market Value	% of Net Assets

COMMON STOCK
Banking & Finance
9,700	CVF Technologies Corp. *	2,134
1,000	Global Axcess Corp. *	390
4,000	Harcourt Companies, Inc. *	308
15	Sancon Resource Recovery *	2
14	Unity One Capital, Inc. *	-
50	Uron, Inc. *	-
		2,834	1.58%
Business Services
300	24/7 Real Media, Inc. *	2,562
5,000	Cash Technologies, Inc.	5,600
15,000	Datalogic International *	495
500	Global Network, Inc. *	50
5,000	International Monetary Systems, Ltd.	3,500
3,000	Kolorfusion Intl, Inc. *	180
10,000	Onscreen Technologies*	3,700
5,100	Z-Trim Holdings, Inc.	6,375
		22,462	12.53%
Calculating & Accounting Machines
383	Tidel Technologies, Inc.*	134	0.07%

Communications Equipment & Services
300	City Telecom (Hk) Ltd.*	462
3,500	Distinctive Devices, Inc. *	175
2,513	Hop-On.Com *	-
1,000	Multiband Corp. *	770
7,000	Newmarket Technology, Inc. *	2,030
80,000	Nighthawk Systems, Inc. *	2,560
100	Proxim Corp.*	-
2,000	Teraforce Technology Corp. *	-
905	Wave Wireless Corporation *	18
500	WPCS International, Inc. *	4,980
		10,995	6.15%
Computer Communications Equipment
10,000	Telenetics Corp. *	100
5,000	Viseon, Inc. *	120
		220	0.12%
Computers & Technology
1,500	Alanco Technologies, Inc. *	780
300	Interlink Electronics *	795
		1,575	0.88%
Computer Software
2,000	Egames, Inc. *	560
4,000	Forlink Software Corp. *	300
5,671	H Quotient, Inc. *	57
1,000	Internet America *	280
		1,197	0.67%
Consumer Durables
1,000	AHPC Holdings, Inc. *	1,250
1,500	Action Products International, Inc. *	2,640
5,000	Coffee Pacifica, Inc. *	5,500
8,000	Mad Catz Interactive, Inc. *	4,240
10,000	SLS International, Inc. *	2,500
		16,130	9.00%
Consumer Non-Durables
2,000	New Dragon Asia Corp. *	2,660
		2,660	1.48%
Consumer Services
500	Angelciti Entertainment, Inc. *	19
2,029	Midas Entertainment, Inc. *	2,536
9,000	OBN Holdings, Inc. *	1,620
2,000	Stonepath Group, Inc. *	380
		4,555	2.54%
Electronic & Electrical Equipment
500	Socket Communications, Inc. *	515	0.29%

Healthcare & Pharmaceuticals
2,000	American Shared Hospital Services	13,000
7,500	Acunetx, Inc.*	675
500	Bradley Pharmaceuticals, Inc.*	7,960
50	Cardiac Science, Inc. *	370
300	Cardiotech International, Inc. *	387
40,000	China Health Holding, Inc. *	1,920
5,000	Dynatronics Corp. *	6,550
2,000	eGene, Inc.*	1,500
85	Healthnostics, Inc. *	-
5,000	Immunomedics, Inc. *	8,900
900	Memry Corp. *	1,728
10,000	Molecular Imaging Corp. *	-
16,000	Provectus Pharmaceutical *	19,200
1,000	QLT, Inc.*	7,600
600	Sontra Medical Corp. *	480
3,600	Symbollon Pharmaceuticals, Inc. *	4,500
		74,770	41.73%
Industrial
357	Arotech Corp. *	675
200	API Electronic Group, Inc. *	4,000
23	Clinical Data, Inc.*	321
2,000	Diasys Corp. *	360
3,000	Smartire Systems, Inc. *	120
		5,476	3.06%
Precious Metal
3,000	LJ International, Inc. *	11,130
290,000	Watercolor Holdings Corp. *	-
		11,130	6.21%
Semiconductors & Related Devices
2,500	Conexant Systems, Inc. *	5,000
1,000	DPAC Tech Corp. *	110
2,000	Emagin Corp. *	500
		5,610	3.13%
Services-Computer
4,000	Cardinal Communications, Inc. *	31
300	Evolving Systems, Inc. *	297
3,000	Ilinc Communications, Inc. *	1,530
1,500	Netwolves Corp. *	300
71	Progressive Gaming International Corp. *	582
2,836	Standard Holdings Group, Ltd. *	2,836
568	Standard Holdings Group, Ltd. *	57
133	Voxware, Inc. *	609
		6,242	3.48%
Services-Educational
400	Princeton Review *	2,072	1.16%

Technology
2,000	Eternal Technologies Group *	958
4,000	Insynq, Inc. *	-
666	Tegal Corp. *	2,742
1,000	Wireless Telecom Group *	2,270
		5,970	3.32%
Telephone Communication
50	Epicus Communications Group, Inc.*	1
8,000	GlobalNet Corp. *	-
2,000	Oxford Media, Inc.	800
2,000	Provo International, Inc.*	-
		801	0.45%

TOTAL COMMON STOCK (Cost $389,204)		$ 175,348	97.85%

WARRANTS
Household audio & visual equipment
5,000	Action Product International, Inc.	-
15,000	SLS International, Inc. Series B *	-
		-	0.00%
Short-Term Investments
3,590	First American Treasury Obligations Class A 4.87%	$ 3,590	2.00%

	TOTAL INVESTMENTS (Cost $392,794)	$ 178,938	99.85%

	Other assets less liabilities	266	0.15%

	NET ASSETS	$ 179,204	100.00%

* Non income producing security during the period.
The accompanying notes are an integral part of these financial statements.

The Frontier MicroCap Fund

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investment Securities at Market Value (Cost - $392,794)	$ 178,938
Dividends and Interest Receivable	116
Receivable from Advisor	17,371
Total Assets	196,425
Liabilities:
Accrued Expenses	17,221
Total Liabilities	17,221
Net Assets	$ 179,204
Net Assets Consist of:
Paid In Capital	1,044,884
Accumulated Realized Loss on Investments - Net	(651,824)
Net Unrealized Depreciation in Value of Investments	(213,856)
Net Assets, for 1,055,675 Shares Outstanding	$ 179,204
(80,000,000 shares authorized at $.01 par value)
Net Asset Value Per Share ($179,204/1,055,675 shares)	$ 0.17

Maximum offering price per share (net asset value plus sales charge of 4.50%)	$ 0.18

Redemption price per share (a) ($.17 x .98)	$ 0.17

(a) The redemption price per share reflects a redemption fee of 2.00%
on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Statement of Operations
For the year ended September 30, 2006

Investment Income
Interest	$ 277
Dividends	419
Total Investment Income	696
Expenses
Advisory fees	2,189
Legal fees	15,059
Audit fees	14,369
Transfer agent and fund accounting fees	11,691
Custody fees	8,896
Trustee fees	8,471
Registration fees	2,867
Other fees	1,166
Printing and postage expense	479
Insurance	86
Total Expenses	65,273
Less: Advisory fees waived (Note 3)	(2,189)
Fees reimbursed by advisor (Note 4)	(17,371)
Servicer fees waived	(5,395)
Net Expenses	40,318

Net Investment Loss	(39,622)

Realized and Unrealized Gain (Loss) from Investments:
Realized Loss on Investments	(72,639)
Net Increase in Unrealized Appreciation on Investments	71,083
Net Realized and Unrealized Gain (Loss) from Investments	(1,556)

Net Decrease in Net Assets Resulting from Operations	$ (41,178)

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Statements of Changes in Net Assets
For the years ended September 30, 2006 and 2005
	2006	2005
Increase (decrease) in Net Assets
From Operations:
Net Investment Loss	$ (39,622)	$ (67,162)
Net Realized Gain (Loss) from Investments	(72,639)	80,700
Unrealized Appreciation (Depreciation) on Investments	71,083	(1,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,178)	11,620

Distributions to Shareholders	0	0
Capital Share Transactions (Note 6)	(48,348)	(229,683)

Total Decrease	(89,526)	(218,063)

Net Assets at Beginning of Period	268,730	486,793

Net Assets at End of Period	$ 179,205	$ 268,730

The accompanying notes are an integral part of the financial statements.

The Frontier MicroCap Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:	For the years ended

	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002	9/30/2001
Net Asset Value -
Beginning of Period	$ 0.21	$ 0.22	$ 0.25	$ 0.65	$ 1.03	$ 3.23
Net Investment Loss *	(0.06)	(0.04)	(0.03)	(0.39)	(0.49)	(0.54)
Net Gains or Losses on Securities
(realized and unrealized)	0.02	0.03	0.00	(0.01)	0.11	(1.66)

Total from Investment Operations	$ (0.04)	$ (0.01)	$ (0.03)	$ (0.40)	$ (0.38)	$ (2.20)

Net Asset Value -
End of Period	$ 0.17	$ 0.21	$ 0.22	$ 0.25	$ 0.65	$ 1.03

Total Return **	(19.05)%	(4.55)%	(12.00)%	(61.54)%	(36.89)%	(68.11)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$179	$269	$487	$164	$87	$194

Before waivers
Ratio of Expenses to Average Net Assets	29.79%	17.67%	11.41%	113.21%	43.24%	33.02%
Ratio of Net Income (Loss) to Average Net Assets	(29.47)%	(17.58)%	(11.31)%	(113.21)%	(43.24)%	(33.00)%
After waivers
Ratio of Expenses to Average Net Assets	18.40%	15.00%	10.47%	102.44%	42.26%	32.02%
Ratio of Net Income (Loss) to Average Net Assets	(18.08)%	(14.91)%	(10.37)%	(102.44)%	(42.26)%	(32.00)%

Portfolio Turnover Rate	37.37%	3.81%	78.57%	25.39%	51.33%	72.68%

* Per share data based on average shares.
* * Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

THE FRONTIER MICROCAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Directors to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier MicroCap Fund (the “Fund”) to which the Fund’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Corporation. From inception through 2004, the Fund was known as the Frontier Equity Fund. The investment objective of the Fund is to provide long term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION- Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  In the event that the security is listed on more than one exchange, the Fund will use the price on that exchange which it generally considers to be the principal exchange on which the stock is traded. Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair values as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost.  As the Fund invests primarily in micro-cap companies, other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have already available market quotations. There can be no assurance that the Fund can obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

FEDERAL INCOME TAXES- It is the policy of the Fund to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code.  Therefore, no provision for federal income or excise taxes has been made.

DISTRIBUTIONS TO SHAREHOLDERS- Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER- The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

RECLASSIFICATIONS- In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of September 30, 2006, the Fund recorded permanent book/tax differences of $39,622 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

3.)

INVESTMENT ADVISORY AGREEMENT AND RELATED PARTIES TRANSACTIONS

The Fund had an investment advisory agreement with Freedom Investors Corp. (the “Adviser”). Certain officers and directors of the Fund are also officers and directors of the Adviser.  Pursuant to this agreement, the Adviser furnishes continuous investment advisory and portfolio management services to the Fund.  The Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel required in connection with the Adviser’s agreement to provide continuous investment advisory and portfolio management services to the Fund.  As compensation for these services, the Adviser is entitled to receive a monthly fee of 1/12 of 1.50% (1.50% per annum) of the daily net assets of the Fund.  The Adviser has voluntarily waived payment of its advisory fee since the inception of the Fund, although this waiver can be revoked at any time.  For the period of October 1, 2005 through September 30, 2006, the Adviser earned and waived its fee totaling $2,189. The Adviser has also agreed to waive its fee and/or reimburse the Fund in the amount, if any, by which the Fund’s total operating expenses for the fiscal year exceed 18.4% of the average net assets of the Fund.  The Fund was reimbursed $17,371 during the fiscal year ended September 30, 2006.

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  They select brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. The Distributor received no fees for the year ended September 30, 2006.

The Adviser also executed all trades for the Fund for the year ended September 30, 2006 and received $1,035 in commissions.

4.)

OTHER AGREEMENTS AND EXPENSE WAIVER

Mutual Shareholder Services (“MSS”) provides transfer agency and fund accounting services to the Fund.  MSS voluntarily agreed to waive a portion of their fees until the assets of the Fund become greater than two million.  For the year ended September 30, 2006, MSS waived fees of $5,395.

5.)

CAPITAL STOCK TRANSACTIONS

As of September 30, 2006 there were 80,000,000, $.01 par value shares of capital stock authorized, and paid-in capital amounted to $1,044,884.

The following is a summary of capital share transactions for the years indicated:

	2006		2005
	Shares	Amount	Shares	Amount
Shares sold	19,180	$3,717	429,013	$101,615
Shares reinvested	-	-	-	-
Shares redeemed	(262,655)	(52,065)	(1,392,672)	(331,298)
Net Decrease	(243,475)	$(48,348)	(963,359)	$(229,683)

6.)

INVESTMENT TRANSACTIONS

For the year ended September 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $80,860 and $192,794, respectively.  There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at September 30, 2006 was $392,794.  At September 30, 2006 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$17,941	$(231,797)	$(213,856)

6.) DISTRIBUTIONS TO SHAREHOLDERS

      There were no distributions paid during the fiscal years ended September 30, 2006 and 2005.

7.) DISTRIBUTABLE EARNINGS

As of September 30, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)

           $           0

Undistributed long-term capital gain/(accumulated losses)

(651,824)

Unrealized appreciation/(depreciation)

             (213,856)

           $(865,680)

8.) CAPITAL LOSS CARRYFORWARDS

As of September 30, 2006, the Fund has federal income tax capital loss carryforwards of approximately $647,000 of which $488,000 expires in 2009, $51,000 expires in 2010, $500 expires in 2011, $34,500 expires in 2013 and $73,000 expires in 2014. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Report of Independent Registered Public Accounting Firm

 To the Shareholders and Board of Directors

  of the Frontier MicroCap Fund,

  a Series of Frontier Funds, Inc.

In planning and performing our audit of the financial statements of the Frontier MicroCap Fund, a Series of the Frontier Funds, Inc. (the "Fund"), as of and for the year ended September 30,2006, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered its internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgements by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect material misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exits when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company’s ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company’s annual or interim financial statements that is more than inconsequential will not be prevented or detected.  A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls for safeguarding securities that we consider to be a material weakness as defined above as of September 30, 2006.

This report is intended solely for the information and use of management and the Board of Directors of the Frontier MicroCap Fund, a Series of the Frontier Funds, Inc. and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

Abington, Pennsylvania

Sanville & Company

November 22, 2006

THE FRONTIER MICROCAP FUND

ADDITIONAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2006

Code of Ethics - Information pursuant to the code of ethics that applies to the Fund’s principal executive officers may be found on our website under the Disclosure tabs or upon request, free of charge by calling 800-759-6089.

Controls and Procedures - The principal executive and financial officer reviewed and evaluated the effectiveness the Fund’s disclosure controls and procedures in September 2006.  The controls and procedures were found to be effective for the Fund, and no changes were made.

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30.  The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s third quarter Form N-Q was filed with the SEC on March 1, 2006. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-231-2901, free of charge.  The Fund’s policy and procedures for disclosure of portfolio holdings can be found on our website, under the portfolio holdings tab.  A list of our portfolio holdings is also available in this report and the semi-annual report.

Privacy Policy - At the Fund, we recognize and respect the privacy of each of our investors and their expectations for confidentiality.  The protection of investor’s information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.  The Fund will only disclose personal nonpublic information to third parties as necessary and as permitted by law.  We also restrict access to personal nonpublic information to employees, affiliates, and service providers involved in servicing your account.

The Fund maintains physical, electronic and procedural safe guards to guard nonpublic personal information of our customers.  More information regarding our privacy policy may be obtained on our website.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, 2006, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  They are also available on our website, under the additional links tab.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.  Under the “Fund Information” tab, choose Proxy Results and then the Frontier Fund for the proxy voting results.

Additional Information - The Fund's Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.  The SAI is also available on the website.

THE FRONTIER MICROCAP FUND

ADDITIONAL INFORMATION (UNAUDITED)

SEPTEMBER 30, 2006  (CONTINUED)

Adviser Agreement –The Board of Directors oversees the management of the fund, and as required by law, determines annually whether to approve the continuance of the Fund’s management contract with Freedom Investors Corp.  In this regard, the independent directors of the Board, requests and evaluates all information it deems reasonably necessary under the circumstances.  This approval was based on the following conclusions:

●

That the fee schedule currently in effect for the Fund represents reasonable compensation in light of the nature and quality of the services being provided to the Fund, the fees paid by competitive funds and the costs incurred by the Advisor in providing such service, and

●

That such fee schedule represents an appropriate sharing between fund shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Board and were not the result of any single factor.  Some of the factors that figured particularly in the Board’s deliberations and how the Board considered these factors are described below.  It is important to recognize that the fee arrangements for your fund are the result of many years of review and discussion between the Independent Board members and Freedom Investors Corp., that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Board’s conclusions may be based, in part, on their consideration of these same arrangements in prior years.

The Independent Board members considered a number of factors, including: (a) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Adviser; (b) the rate of the investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; (c) the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its affiliates; (d) the Adviser's costs in providing the services; (e) economies of scale as they relate to the Adviser; (f) possible alternatives to the investment advisory arrangement with the Adviser; (g) the operating expenses of the Fund; (h) the investment performance of the Fund; and (i) the policies and practices of the Adviser with respect to portfolio transactions for the Fund.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned

The Board review of the management fee and total expenses focused on consistency, competitiveness, and economies of scale.  The Board noted that the Advisor has waived their fees since the start of the Fund, and the 1.5% Advisory fee is reasonable for the service provided as compared to other advisory contracts.   The Advisor does provide other services that are not a contracted service, to benefit of the Fund.  Some of these services include, but not limited to, printing and sending out shareholder reports, providing some administrative services, expense comparison, and report preparation.  The contract provides an 18.4% cap on expenses, so the Advisor has an incentive to keep expenses of the Fund to a minimum, which also benefits the shareholders.  This is a cost to the Adviser for providing management services, and could offset any benefit provided to the Advisor through the Advisor fee.

The Board concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels.   Economies of scale have a positive effect for the Fund, in that, as assets of the increase, expenses and effective management fee declines as a percentage of fund assets.

The Board considered various potential benefits that Freedom Investors Corp may receive in connection with the services it provides. The principal benefit is related to brokerage arrangements; whereby a portion of the commissions paid by the Fund is earned by the Adviser.  The Fund benefits is turn, since the Advisor charges a minimum amount for trades.  The average cost per trade has been lower than market averages, which is reasonable and fair. The Board monitors the brokerage commission paid to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The quality of the investment process provided by the Adviser represents a major factor in the evaluation of the quality of services provided.  The Directors reviewed the firm’s financial information including the balance sheet, statement of investments, and income statement, as well as comparing the performance and expenses of the Fund to the performance and expenses of other funds with similar objectives.  The Directors noted the disappointing investment performance of the Fund and continues to discuss with management factors contributing to such underperformance and actions being taken to improve performance.  The Directors recognized that, Freedom Investors Corp. has made significant changes to address areas of underperformance and was also operating under unusually circumstances during the past year.  As a general matter, the Directors believe that cooperative efforts between the Board and Adviser represent the most effective way to address investment performance problems. Based on the responsiveness of Freedom Investors Corp., the Directors believe that it is preferable to seek change within the Advisor, rather than engaging a new investment adviser, which would entail significant disruptions and would not provide greater assurance of improved investment performance.

Based upon the information reviewed and discussed, the nature and quality of the services provided by the Advisor, generally provides a quality investment process.  The Directors determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the adoption of the Agreement was in the best interests of the Fund’s shareholders.

www.frontier-funds.com

Expense Example (Unaudited)

As a shareholder of the Frontier MicroCap Fund, you incur the following costs: management fees, legal fees, custody fees, audit fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 through September 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	4/1/2006	9/30/2006	4/1/2006 to 9/30/2006

Actual	$1,000.00	$708.33	$78.80
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$932.82	$89.15

* Expenses are equal to the Fund's annualized expense ratio of 18.40%
multiplied by the average account value over the period, multiplied by
183/365 (to reflect the one-half year period).

Directors and Officers

The Board of Directors (“Board”) supervises the business activities of the Fund.  The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian.

The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board.  Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected.

The Fund is not in a “family of funds” or a “fund complex”, and the only fund overseen by the Board is the Fund.  The address of each Director and Officer is c/o Frontier Funds, Inc., 130 East Capitol Drive, Hartland, Wisconsin 53029-2136.

The following table provides information regarding each Director who is not an “interested person” of Frontier and the Fund, as defined in the 1940 Act.

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Kenneth W. Coshun (Age 74)	Director (since 1992)	Retired (since 1997)	None
Michael A. Bernatz (Age 48)	Director (since 2005)	Chief Financial Officer for: Milwaukee County Museum (since 2005) Lauber & Company (since 2004), European Touch Holdings Inc. (2002 – 2004) Huffy Sports Company (2000 – 2002)	None
Thomas A. Siesennop ^ (Age 39)	Director (since 2005)	Decision Support Analyst WEA Trust (since 1995) MBA (since 2004)	None

^ Brother-in-law to Amy Siesennop, considered independent as defined in the 1940 Act.

The following table provides information regarding each Director/Officer who is an “interested person” of Frontier and the Fund, as defined in the 1940 Act,

Name (and Age)	Position(s) Held with the Fund (and Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Amy L. Siesennop * (Age 47)	President and Treasurer (since 2003) and Director (since 1999) Chief Compliance Officer and Anti-money Laundering Officer (Since 2004)	President and Treasurer (since 2003) of Frontier; Administrative positions with Frontier and registered principal and representative of the Adviser, Freedom Investors Corp (since 1996).	None
Joel R. Blumenschein * (Age 43)	Vice President and Secretary (since 2003)	Manager of EZ Stock Inc. (since 2000) President of the Adviser, Freedom Investors Corp. (since 2002)	None

  “Interested person,” as defined in the 1940 Act, of Frontier and the Fund because of his or her affiliation with the Adviser, Freedom Investors Corp.

Board of Directors

Amy L. Siesennop

Kenneth W. Coshun

Michael A. Bernatz

Thomas A. Siesennop

Investment Advisor

Freedom Investors Corp.

130 East Capitol Drive

Hartland, Wisconsin  53029

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

US Bank

425 East Walnut Street

Cincinnati, Ohio  45201

Independent Auditors

Sanville & Company

1514 Old York Road

Abington, PA 19001-2607

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Frontier MicroCap Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  No amendments

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert

(a)

The registrant’s board of directors has determined that Michael Bernatz is an audit committee financial expert.  Mr. Bernatz is independent for purposes of this Item 3.

A financial expert may have acquired the required attributes of an "audit committee financial expert" through:  Mr. Bernatz is qualified as a financial expert based on his education and experience as a principal financial officer in the course of his professional occupation.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 10,000

FY 2005

$ 17,500

(b)

Audit-Related Fees

Registrant

[Adviser]

FY 2006

$0.00

$0.00

FY 2005

$0.00

$0.00

Nature of the fees:

Annual Audit

(c)

Tax Fees

Registrant

[Adviser]

FY 2006

$ 800.00

$0.00

FY 2005

$ 1,350.00

$0.00

Nature of the fees:

Tax Preparation

(d)

All Other Fees

Registrant

[Adviser]

FY 2006

$0.00

$0.00

FY 2005

$0.00

$0.00

Nature of the fees:

Consulting and review of the semi-annual report

(e)(1)

Audit Committee’s Pre-Approval Policies

Annual Audit:  To approve prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board members who are not interested person the selection, retention or termination of the Fund’s independent audit and to review and evaluate matters potentially affecting the independence and capabilities of the auditors.  To review and approve the fees proposed to be charges.  To review the arrangements for, and the scope of, the annual audit.

Special Services:  To approve prior to appointment the engagement of the auditor to provide other audit services or non-audit services to the Fund, such as tax preparation.

(e)(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

0%

(f)

Option 1 – Less than 50%

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

[Adviser]

FY 2006

$0.00

$0.00

FY 2005

$0.00

$0.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies

All members of the audit committee are Independent Directors and fully comply with the Exchange Rule 10A-3.

Item 6.  Schedule of Investments

Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Funds

Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By /s/Amy L. Siesennop

*President

Date December 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Amy L. Siesennop

*President

Date December 7, 2006

By /s/Joel R Blumenschein

*Vice President

Date December 7, 2006

* Print the name and title of each signing officer under his or her signature.